Income Taxes - Summary of Income Tax Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Current taxes expense
Current period	$ (43,034)	$ (31,666)	$ (30,435)
Adjustment for prior period	455	(127)	(1,228)
Current taxes expense, total	(42,579)	(31,793)	(31,663)
Deferred taxes expenses
Origination and reversal of temporary differences	(5,421)	(6,478)	(1,096)
Total income tax expense	$ (48,000)	$ (38,271)	$ (32,759)